SECURITIES AND EXCHANGE COMMISSION


	Washington, D.C.  20549


	FORM 8-K/A


	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    December 1, 1999

ENVIRO VORAXIAL TECHNOLOGY, INC.
	(Exact name of registrant as specified in its charter)



                 Idaho              0-27445      83-0266517
(State or other jurisdiction		(Commission File		(IRS Employer
 or incorporation)			      Number)	 	Identification No.)



	98 S.E. 7th Street, Deerfield Beach,  Florida 33441
	(Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 421-6141
	_______________________________________________
	(Former name or former address, if changed since last report)





ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(d)	Millward & Company has furnished a letter addressed to the Securities and
Exchange Commission stating that it agrees with the statements made by the Company in response to Item 4. The Company has filed this amendment for the purpose of providing the letter.

ITEM 5 - OTHER EVENTS

None.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(c)	Exhibits:

(1)	Letter of Millward & Company pursuant to Item 304(a)(3) of Regulation S-B.

April 11, 2000

Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549

Dear Sirs:

We have read item 4 of Form 8-K dated March, 2000, of Enviro Voraxial Technology, Inc., and are in agreement with the statements contained in paragraphs (a), (b), (c), and (d) therein. We have no basis to disagree with other statements of the registrant contained therein.

Sincerely,



Millward & Co., CPAs



	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENVIRO VORAXIAL TECHNOLOGY, INC.


By:   /s/ Alberto DiBella
     Alberto DiBella, President


DATED: April 19, 2000

5850-0100 277951.1

4
5850-0100 277951.1